合　　同
（SALES CONTRACT）

合同編號： SJLD2012-017　　簽訂日期： 2012-06-05　　簽訂地點： 中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號
三俊工業園

電　話（TEL）： 86-755-28109908

傳　真(FAX)： 86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：
The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1 ·

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1 ·	鋰離子充電電池 無牌 BL-4C 3.7V 500mAh	個	32700 個	USD2.50/個 FOB 深圳	USD81,750.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS EIGHTY-ONE THOUSAND AND SEVEN HUNDRED FIFTY DOLLARS ONLY					

2 · 成交價格術語：**FOB**

3 · 包裝： 紙箱
Packing ： CARTONS

4 · 裝運嘜頭： 無
Shipping Marks N/M

5 · **運輸起訖**：由 深圳 到 雅加達
Shipment from________to ________

6 · **轉運**： 不允許；分批裝運： 允許
Tran shipment: not allowed ; Partial shipments: allowed

7 · **裝運期：2012 年 9 月 15 日前**
Shipment date :

8 · 付款條件：**T/T**
Terms of payment : T/T

9 · 人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

深圳市三俊
合同专

10・爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11・法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12・文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13・本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
深圳市三俊电池有限公司 合同专用章	

合　同
（SALES CONTRACT）

合同編號： SJLD2012-011　　簽訂日期： 2012-06-05　　簽訂地點： 中國深圳

賣　方：深圳市三俊電池有限公司　　買方：易電（香港）有限公司
Seller:　　Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號 三俊工業園　　地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話（TEL）： 86-755-28109908　　電　話(TEL)：852- 53413690

傳　真(FAX)： 86-755-28109420　　傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：
The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1．

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1．	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33360 個	USD2.93/個 FOB 深圳	USD97，744:80
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-SEVEN THOUSAND AND SEVEN HUNDRED FORTY-FOUR DOLLARS AND EIGHTY CENTS ONLY					

2．成交價格術語：**FOB**

3．包裝： 紙箱
Packing： CARTONS

4．裝運嘜頭： 無
Shipping Marks N/M

5．運輸起訖：由 深圳 到 雅加達
Shipment from________to _______

6．**轉運**： 不允許；分批裝運： 允許
Tran shipment: not allowed； Partial shipments: allowed

7．**裝運期：2012 年 9 月 15 日前**
Shipment date：

8．付款條件：**T/T**
Terms of payment：T/T

9． 人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

深圳市三俊电 合同专

10．爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11．法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12．文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13．本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人 Representative of the sellers：	買方代表人 Representative of the buyers：
深圳市三俊电池有限公司 合同专用章 __________________	__________________

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-006　　簽訂日期：2012-06-05　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話（TEL）：86-755-28109908

電　話(TEL)：852- 53413690

傳　真(FAX)：86-755-28109420

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：
The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1·

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1·	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33720 個	USD2.93/個 FOB 深圳	USD98，799.60
總值（大寫）: Total value:(In English Words): U..S. DOLLARS NINETY-EIGHT THOUSAND AND SEVEN HUNDRED NINETY-NINE DOLLARS AND SIXTY CENTS ONLY					

2. 成交價格術語：FOB

3·包裝：紙箱
Packing：CARTONS

4·裝運嘜頭：無
Shipping Marks N/M

5·運輸起訖：由 深圳 到 雅加達
Shipment from ______ to ______

6·轉運：不允許；分批裝運：允許
Tran shipment: not allowed；Partial shipments: allowed

7·裝運期：2012 年 9 月 15 日前
Shipment date：

8·付款條件：T/T
Terms of payment：T/T

9·人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10．爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11．法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12．文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13．本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人

Representative of the sellers：

深圳市三俊电池有限公司 合同专用章

買方代表人

Representative of the buyers：

合　同
（SALES CONTRACT）

合同編號： SJLD2012-004　　簽訂日期： 2012-06-05　　簽訂地點： 中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話（TEL）： 86-755-28109908

傳　真(FAX)： 86-755-28109420

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1、

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1、	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33600 個	USD2.93/個 FOB 深圳	USD98，448.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-EIGHT THOUSAND AND FOUR HUNDRED FORTY-EIGHT DOLLARS ONLY					

2、成交價格術語：FOB

3、包裝： 紙箱

Packing ： CARTONS

4、裝運嘜頭： 無

Shipping Marks N/M

5、運輸起訖：由 深圳 到 雅加達 .

Shipment from ________ to ________

6、轉運： 不允許；分批裝運： 允許

Tran shipment: not allowed ; Partial shipments: allowed

7、裝運期：2012 年 9 月 15 日前

Shipment date：

8、付款條件：T/T

Terms of payment：T/T

9、 人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure. But the sellers shall advise the buyers on times of such occurrence.

10・爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11・法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12・文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13・本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
深圳市三俊电池有限公司 合同专用章	

合　同
（SALES CONTRACT）

合同編號：SJLD2012-001　　簽訂日期：2012-06-05　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話（TEL）：86-755-28109908

電　話(TEL)：852- 53413690

傳　真(FAX)：86-755-28109420

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1、

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1、	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33420 個	USD2.93/個 FOB 深圳	USD97,920.60
總值（大寫）： Total value:(In English Words): U.S. DOLLARS NINETY-SEVEN THOUSAND AND NINE HUNDRED TWENTY DOLLARS AND SIXTY CENTS ONLY					

2、成交價格術語：FOB

3、包裝：紙箱

Packing：CARTONS

4、裝運嘜頭：無

Shipping Marks N/M

5、運輸起訖：由 深圳 到 雅加達

Shipment from ________ to ________

6、轉運：不允許；分批裝運：允許

Tran shipment: not allowed； Partial shipments: allowed

7、裝運期：2012 年 9 月 15 日前

Shipment date：

8、付款條件：T/T

Terms of payment：T/T

9、人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

深圳市三俊
合同专

10．爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11．法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legai person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12．文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13．本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人

Representative of the sellers：

深圳市三俊电池有限公司 合同专用章

____

買方代表人

Representative of the buyers：

____

合　同
（SALES CONTRACT）

合同編號： SJLD2012-002　　簽訂日期： 2012-06-05　　簽訂地點： 中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號
三俊工業園

電　話（TEL）： 86-755-28109908

傳　真(FAX)： 86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1．

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1．	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33900 個	USD2.93/個 FOB 深圳	USD99,327.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-NINE THOUSAND AND THREE HUNDRED TWENTY-SEVEN DOLLARS ONLY					

2．成交價格術語：FOB

3．包裝： 紙箱

Packing： CARTONS

4．裝運嘜頭： 無

Shipping Marks N/M

5．運輸起訖：由 深圳 到 雅加達

Shipment from ________ to ________

6．轉運： 不允許；分批裝運： 允許

Tran shipment: not allowed； Partial shipments: allowed

7．裝運期：2012 年 9 月 15 日前

Shipment date：

8．付款條件：T/T

Terms of payment：T/T

9． 人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

深圳市三俊电池有限公司 合同专用章

10、争議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11、法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12、文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13、本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
深圳市三级电池有限公司 合同专用章	

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-001　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

電　話（TEL）：86-755-28109908

傳　真(FAX)：86-755-28109420

買方：易電（香港）有限公司
Buyer:

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：
The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1・

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1・	鋰離子充電電池 無牌 BL-4U 3.7V 1000mAh	個	27500 個	USD3.63/個 FOB 深圳	USD99,825.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-NINE THOUSAND AND EIGHT HUNDRED TWENTY-FIVE DOLLARS ONLY					

2・**成交價格術語：FOB**

3・包裝：紙箱
Packing：CARTONS

4・裝運嘜頭：無
Shipping Marks N/M

5・運輸起訖：由 深圳 到 雅加達
Shipment from Shenzhen to Jakarta

6・轉運：不允許；分批裝運：允許
Tran shipment: not allowed； Partial shipments: allowed

7・**裝運期：2012 年 10 月 30 日前**
Shipment date：

8・**付款條件：T/T**
Terms of payment：T/T

9・人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。
Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10・爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11・法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12・文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13・本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人

Representative of the sellers：

深圳市三駿电通有限公司 合同专用章

買方代表人

Representative of the buyers：

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-002　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

電　話（TEL）：86-755-28109908

傳　真(FAX)：86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1、

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1、	鋰離子充電電池 無牌 BL-4U 3.7V 1000mAh	個	27000 個	USD3.63/個 FOB 深圳	USD98,010.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-EIGHT THOUSAND AND TEN DOLLARS ONLY					

2、成交價格術語：**FOB**

3、包裝：紙箱

Packing：CARTONS

4、裝運嘜頭：無

Shipping Marks N/M

5、運輸起訖：由 深圳 到 雅加達

Shipment from Shenzhen to Jakarta

6、轉運：不允許；分批裝運：允許

Tran shipment: not allowed；Partial shipments: allowed

7、裝運期：2012 年 10 月 30 日前

Shipment date：

8、付款條件：T/T

Terms of payment：T/T

9、人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10、爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11 · **法律適用**

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12 · 文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13 · 本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人

Representative of the sellers：

深圳市三俠电池有限公司 合同专用章

買方代表人

Representative of the buyers：

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-017　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路159號三俊工業園

電　話（TEL）：86-755-28109908

傳　真(FAX)：86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1·

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1·	鋰離子充電電池 無牌 BL-4C 3.7V 500mAh	個	39000 個	USD2.5/個 FOB 深圳	USD97,500.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-SEVEN THOUSAND AND FIVE HUNDRED DOLLARS ONLY					

2·成交價格術語：FOB

3·包裝：紙箱

Packing：CARTONS

4·裝運嘜頭：無

Shipping Marks N/M

5·運輸起訖：由　深圳　到　雅加達

Shipment from Shenzhen to Jakarta

6·轉運：　不允許；分批裝運：　允許

Tran shipment: not allowed；　Partial shipments: allowed

7·裝運期：2012 年 10 月 30 日前

Shipment date：

8·付款條件：T/T

Terms of payment：T/T

9·　人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10・爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11・法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12・文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13・本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人 Representative of the sellers：	買方代表人 Representative of the buyers：
深圳市三段电池有限公司 合同专用章	

合　同
（SALES CONTRACT）

合同編號：SJLD2012-019　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

地　址：深圳市寶安區龍華鎮大浪村華旺路159號三俊工業園

電　話（TEL）：86-755-28109908

傳　真(FAX)：86-755-28109420

買方：易電（香港）有限公司
Buyer:

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1·

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1·	鋰離子充電電池 無牌 BL-4C 3.7V 500mAh	個	39500 個	USD2.5/個 FOB 深圳	USD98,750.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-EIGHT THOUSAND AND SEVEN HUNDRED FIFTY DOLLARS ONLY					

2·成交價格術語：FOB

3·包裝：紙箱

Packing：CARTONS

4·裝運嘜頭：無

Shipping Marks N/M

5·運輸起訖：由 深圳 到 雅加達

Shipment from Shenzhen to Jakarta

6·轉運：不允許；分批裝運：允許

Tran shipment: not allowed；Partial shipments: allowed

7·裝運期：2012年10月30日前

Shipment date：

8·付款條件：T/T

Terms of payment：T/T

9· 人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure：The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11、法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12、文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13、本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
深圳市三俊电池有限公司 合同专用章	

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-014　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園
電　話（TEL）：86-755-28109908
傳　真（FAX）：86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.
電　話(TEL)：852- 53413690
傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1、

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1、	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33900 個	USD2.93/個 FOB 深圳	USD99,327.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-NINE THOUSAND AND THREE HUNDRED TWENTY-SEVEN DOLLARS ONLY					

2、成交價格術語：FOB

3、包裝：紙箱

Packing：CARTONS

4、裝運嘜頭：無

Shipping Marks N/M

5、運輸起訖：由 深圳 到 雅加達

Shipment from Shenzhen to Jakarta

6、轉運：不允許；分批裝運：允許

Tran shipment: not allowed；　Partial shipments: allowed

7、裝運期：2012 年 10 月 30 日前

Shipment date：

8、付款條件：T/T

Terms of payment：T/T

9、人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure：The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10 · 爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11 · 法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12 · 文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13 · 本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
深圳市三俊电池有限公司 合同专用章	

合　　同

（SALES CONTRACT）

合同編號：SJLD2012-004　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路159號三俊工業園

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話（TEL）：86-755-28109908

電　話(TEL)：852- 53413690

傳　真(FAX)：86-755-28109420

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1．

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1．	鋰離子充電電池 無牌 BL-4U 3.7V 1000mAh	個	26500 個	USD3.63/個 FOB 深圳	USD96,195.00
總值（大寫）： Total value:(In English Words): U..S. DOLLARS NINETY-SIX THOUSAND AND ONE HUNDRED NINETY-FIVE DOLLARS ONLY					

2．成交價格術語：**FOB**

3．包裝：紙箱

Packing：CARTONS

4．裝運嘜頭：無

Shipping Marks N/M

5．運輸起訖：由　深圳　到　雅加達

Shipment from Shenzhen to Jakarta

6．轉運：不允許；分批裝運：允許

Tran shipment: not allowed；Partial shipments: allowed

7．裝運期：**2012 年 10 月 30 日前**

Shipment date：

8．付款條件：**T/T**

Terms of payment：T/T

9．人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。

Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10、爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11、法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12、文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13、本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人	買方代表人
Representative of the sellers：	Representative of the buyers：
[Seal: 深圳市三俊电池有限公司 合同专用章]	[Seal: EZ POWER (HK) CO. LIMITED 易電(香港)有限公司]

合　　同
（SALES CONTRACT）

合同編號：SJLD2012-012　　簽訂日期：2012-09-10　　簽訂地點：中國深圳

賣　方：深圳市三俊電池有限公司
Seller:

買方：易電（香港）有限公司
Buyer:

地　址：深圳市寶安區龍華鎮大浪村華旺路 159 號三俊工業園

電　話（TEL）：86-755-28109908

傳　真(FAX)：86-755-28109420

地址：ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR., 438-444 SHANGHAI ST., KL., HK.

電　話(TEL)：852- 53413690

傳　真(FAX)：852- 53413690

經買雙方確認根據下列條款訂立本合同：
The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated below :

1、

貨號 Art No.	名稱及規格 Descriptions	單位 Unit	數量 Quantity	單價 Unit Price	金額 Amount
1、	鋰離子充電電池 無牌 Q310 3.7V 750mAh	個	33600 個	USD2.93/個 FOB 深圳	USD98,448.00
總值（大寫）：Total value:(In English Words): U..S. DOLLARS NINETY-EIGHT THOUSAND AND FOUR HUNDRED FORTY-EIGHT DOLLARS ONLY					

2、成交價格術語：FOB

3、包裝：紙箱
Packing：CARTONS

4、裝運嘜頭：無
Shipping Marks N/M

5、運輸起訖：由 深圳 到 雅加達
Shipment from Shenzhen to Jakarta

6、轉運：不允許；分批裝運：允許
Tran shipment: not allowed； Partial shipments: allowed

7、裝運期：2012 年 10 月 30 日前
Shipment date：

8、付款條件：T/T
Terms of payment：T/T

9、人力不可抗拒：如因人力不可抗拒的原因造成本合同全部或部分不能履約，賣方概不負責，但賣方應將上述發生的情況及時通知買方。
Force Majeure : The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure . But the sellers shall advise the buyers on times of such occurrence.

10・爭議之解決方式：

Disputes Settlement:

□任何因本合同而發生或與本合同有關的爭議，應提交中國國際經濟貿易仲裁委員會，按該會的仲裁規則進行仲裁。仲裁地點在中國深圳。仲裁裁決是終局的，對雙方均有約束力。

All disputes arising out of the contract or in connection with the contract, shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Rules of Arbitration in Shenzhen , China . The arbitral award is final and binding upon both parties.

11・法律適用

Law Application :

本合同之簽訂地、或發生爭議時貨物所在地在中華人民共和國境內或被訴人爲中國法人的，適用中華人民共和國法律，除此規定外，適用《聯合國國際貨物銷售公約》。

It will be governed by the law of the People's Republic of China under the circumstances that the contract is singed or the goods while the disputes arising are in the People's Republic of China or the deffendant is Chinese legal person , otherwise it is governed by United Nations Convention on Contract for the International Sale of Goods .

本合同使用的 FOB、CFR、CIF、DDU 術語系根據國際商會《Incoterms 1990》

12・文字：本合同中、英兩種文字具有同等法律效力，在文字解釋上，若有異議，以中文解釋爲准。

Versions : This contract is made out in both Chinese and English of which version is equally effective .Conflicts between these two language arising therefrom . if any , shall be subject to Chinese version .

13・本合同共 2 份，自雙方代表簽字（蓋章）之日起生效。

This contract is in 2 copies , effective since being signed / sealed by both parties:

賣方代表人

Representative of the sellers：

深圳市三俊电池有限公司 合同专用章

買方代表人

Representative of the buyers：